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                                                               EXHIBIT 10.6


                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


         THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (the "Amendment"), dated March 1, 1998, is entered into between Personnel Group of America, Inc., a Delaware corporation (the "Company"), and Edward P. Drudge, Jr.
("Executive").

         WHEREAS, the Company and Executive are parties to that certain Employment Agreement dated September 29, 1995 (the "Agreement"); and

         WHEREAS, the Company considers it essential to the Company's best interests to foster the continuous employment of the Company's senior management personnel; and

         WHEREAS, the Agreement currently provides that the initial Term of Employment (as defined in the Agreement) for Executive expires on September 30, 1998; and

         WHEREAS, the Company and Executive have agreed that it would be in the Company's best interests to extend Executive's Term of Employment under the Agreement for an additional three-year period expiring on September 30, 2001.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company and Executive hereby amend the Agreement pursuant to this Amendment and agree as follows:

         1. Term of Employment. Paragraph 5 of the Agreement shall be amended by deleting "September 30, 1998," in the third line thereof and replacing it with "September 30, 2001," it being the intention hereof to extend the Executive's initial Term of Employment under the Agreement for a three-year period to and including September 30, 2001.

         2. Miscellaneous. Except as otherwise set forth herein, the Agreement shall remain in full force and effect in accordance with its terms from and after the date hereof. All references to the Agreement from and after the date hereof shall be deemed to include the Agreement as amended by the terms hereof.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


EXECUTIVE                             COMPANY

                                      PERSONNEL GROUP OF AMERICA, INC.

/s/ Edward P. Drudge, Jr.             By: /s/ Ken R. Bramlett, Jr.
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Edward P. Drudge, Jr.                 Title: Senior Vice President


Address:

6717 Wynfaire Lane
Charlotte, NC 28210